UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2023

Registrant, State or Other Jurisdiction of Incorporation or Organization
Commission file number	Address of Principal Executive Offices, Zip Code and Telephone Number			I.R.S. Employer Identification No.

1-31447	CenterPoint Energy, Inc.			74-0694415
(a Texas corporation)
1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

1-3187	CenterPoint Energy Houston Electric, LLC			22-3865106
(a Texas limited liability company)
1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

1-13265	CenterPoint Energy Resources Corp.			76-0511406
(a Delaware corporation)
1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CenterPoint Energy, Inc.	Common Stock, $0.01 par value	CNP	The New York Stock Exchange
NYSE Chicago
CenterPoint Energy Houston Electric, LLC	6.95% General Mortgage Bonds due 2033	n/a	The New York Stock Exchange
CenterPoint Energy Resources Corp.	6.625% Senior Notes due 2037	n/a	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Appointments

On September 27, 2023, upon recommendation of the Governance, Environmental and Sustainability Committee of the Board of Directors (the “Board”) of CenterPoint Energy, Inc. (the “Company”), the Board of the Company increased the size of the Board from nine to eleven directors and appointed Messrs. Ricky Raven and Thaddeus Malik to fill the newly created directorships, effective September 28, 2023. Messrs. Raven and Malik will each serve as a director of the Board of the Company until the expiration of their respective terms on the date of the Company’s annual meeting of shareholders in 2024 and until their respective successors are elected and qualified. Messrs. Raven and Malik are each expected to stand for election as a director at the Company’s annual meeting of shareholders in 2024. At this time, Messrs. Raven and Malik have not been appointed to any committees of the Board.

Mr. Raven, 62, is Senior Vice President and Deputy General Counsel at Allstate Insurance Company, a publicly traded property and casualty insurer, since August 2021. Prior to joining Allstate Insurance Company, Mr. Raven was a partner at Reed Smith LLP, an international law firm, from March 2013 to August 2021. He currently serves on the National Judicial College Board of Directors since 2022, International Academy of Trial Lawyers Board of Directors since 2022, University of Houston Board of Regents since 2021, Southwestern University Board of Trustees since 2015, and City of Houston Civil Service Commission since 1999 (previously serving as the Commissioner of the City of Houston Civil Service Commission). He received his B.A. from the University of Houston and his J.D. from the University of Houston Law Center.

Mr. Malik, 56, is Principal at S2T Solutions, LLC, a transactional advisory services company, since 2022. Prior to joining S2T Solutions, Mr. Malik served as a partner at Paul Hastings, LLP, a global law firm, from 2010 to 2022, and as a partner at Jenner & Block, LLP, a global law firm, from 2002 to 2010. Mr. Malik served as Vice President and General Counsel at Lante Corporation, a former publicly traded technology consulting company, from 2000 to 2002. Mr. Malik currently serves on the board of directors of Health Care Service Corporation, the largest customer-owned health insurer in the U.S., since 2019. He also serves as president and board member of The First Tee of Greater Chicago and as a board member for the Illinois PGA Foundation, and The TimeLine Company. He received his B.A. from Northwestern University and his J.D. from Harvard Law School.

There are no arrangements or understandings between either Mr. Raven or Mr. Malik and any other person pursuant to which he was selected as a director. The Company is not aware of any transaction in which Mr. Raven or Mr. Malik has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Messrs. Raven and Malik will each be compensated for his respective service on the Board under the Company’s standard arrangement for non-employee directors described in its proxy statement for the 2023 annual meeting of shareholders (which arrangement may be updated from time to time) and each will receive an initial stock award approved by the Board under the CenterPoint Energy, Inc. Stock Plan for Outside Directors, as amended, valued at $100,793, which represents a prorated amount of the annual stock award valued at $170,000 received by each of the Company’s non-employee directors serving on the Board as of early May 2023, which awards were previously disclosed in related Section 16 filings.

A copy of the press release containing the announcement of the appointment of Messrs. Raven and Malik to the Board of the Company is attached as Exhibit 99.1.

Appointment of Chief Accounting Officer

On September 27, 2023, the Company appointed Kristie L. Colvin to the position of Senior Vice President, Chief Accounting Officer of the Company and its affiliated subsidiaries, effective October 5, 2023.

Ms. Colvin, 59, has served as Senior Vice President, Regulatory Planning, Reporting and Electric Services of the Company since March 2022. Prior to this role, she served in a number of roles with the Company and its predecessor companies over the last 30 years, including as Senior Vice President, Finance from December 2021 to March 2022, Senior Vice President and Chief Accounting Officer from September 2014 to December 2021, Interim Executive Vice President

and Chief Financial Officer from April 2020 to September 2020, in addition to other various positions of increasing responsibility.

The appointment of Ms. Colvin was not pursuant to any agreement between Ms. Colvin and any other person. There is no family relationship between Ms. Colvin and any director or executive officer of the Company, and there are no transactions between Ms. Colvin and the Company that are required to be reported under Item 404(a) of Regulation S-K.

In connection with Ms. Colvin’s appointment as Chief Accounting Officer and as a supplement to her current compensation arrangements with the Company, the Compensation Committee of the Board of Directors of the Company (the "Compensation Committee") approved the following compensation arrangements for Ms. Colvin: (i) a salary of increase of $10,000 and (ii) a grant under the Company’s long-term incentive plan (“LTIP”) with a grant date value of $150,000 to supplement her 2023 annual LTIP grant, consisting of 75% performance share units (“PSUs”) and 25% restricted stock units (“RSUs”) and subject to the same vesting and performance goals as her 2023 annual LTIP grant, provided, however, such awards shall fully vest if Ms. Colvin is involuntarily terminated by the Company without cause prior to the vesting date, based on actual achievement of the applicable performance objective at the end of the performance period or vesting period, as applicable.

In connection with Ms. Colvin’s appointment, Russell K. Wright, Vice President, Financial Planning and Analysis and Interim Chief Accounting Officer of the Company, will step down from his role as Interim Chief Accounting Officer of the Company effective concurrent with the appointment of Ms. Colvin. Mr. Wright will continue to serve as Vice President, Financial Planning and Analysis of the Company. In connection with Mr. Wright’s agreement to provide transition services for the Chief Accounting Officer role and ensure a smooth transition, the Compensation Committee approved a grant to Mr. Wright of RSUs under the LTIP with a grant date value of $25,000 to be made in November 2023, which will vest upon his continued employment through the third anniversary of the grant date or upon earlier disability, death, or involuntary termination of employment by the Company without cause.

In connection with the foregoing, the Compensation Committee also approved new forms of award agreements for PSU and RSU awards applicable for certain grants under the Company’s LTIP, including potentially grants to the Company’s principal executive officer, principal financial officer or other named executive officers. The forms provide that PSU and RSU awards will fully vest if the employee is involuntarily separated without cause prior to the vesting date, based on actual achievement of the applicable performance objective at the end of the performance period or vesting period, as applicable. The description of the forms of award agreements are qualified in their entirety by reference to the full text of the form of performance share unit award agreement and form of restricted stock unit award agreement, which are filed as exhibits to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

    (d)    Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

10.1	Form of Award Agreement for Performance Share Units for Officer and Director Employees
10.2	Form of Award Agreement for Restricted Stock Units for Officer and Director Employees
99.1	Press Release dated October 3, 2023
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: October 3, 2023	By:	/s/ Monica Karuturi
Monica Karuturi
Executive Vice President and General Counsel

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

Date: October 3, 2023	By:	/s/ Monica Karuturi
Monica Karuturi
Executive Vice President and General Counsel

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY RESOURCES CORP.

Date: October 3, 2023	By:	/s/ Monica Karuturi
Monica Karuturi
Executive Vice President and General Counsel